Supplement Dated February 8, 2021
To The Prospectus Dated April 27, 2020, as amended

JNL Series Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the following changes may impact your variable annuity and/or variable life product(s).

Effective April 26, 2021, the JNL/Mellon Bond Index Fund (the “Fund”) will contribute its assets in kind to the JNL Bond Index Fund (the “Master Fund”) via a reorganization approved by the Fund’s Board of Trustees pursuant to rule 17a-8 under the Investment Company Act of 1940, as amended. In connection with the reorganization, effective April 26, 2021, the Fund will operate as a “feeder fund” and seek to achieve its goal by investing all of its assets in Class I shares of the Master Fund, and the Master Fund will invest, under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in fixed-income securities that seek to track the performance and certain characteristics of the Bloomberg Barclays U.S. Aggregate Bond Index that Mellon Investments Corporation believes to be important.

This Supplement is dated February 8, 2021.